UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2010 (May 19, 2010)

AmREIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53841	20-8857707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000 Houston, Texas		77046
(Address of Principal Executive Offices)		(Zip Code)

(713) 850-1400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AmREIT, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2010.  The Company’s stockholders approved each of the proposals presented at the Annual Meeting which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 9, 2010. Holders of 12,365,749 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

                The following are the voting results of each matter submitted to the Company’s stockholders at the Annual Meeting:

•          Proposal 1:  To elect seven directors to serve until their successors are duly elected and qualified.

Director	For	Withheld
H. Kerr Taylor	11,776,901	588,847
Robert S. Cartwright, Jr.	11,778,323	587,183
Philip Taggart	11,783,247	582,259
H. L. “Hank” Rush, Jr.	11,778,115	587,634
Mack D. Pridgen III	11,782,635	582,871
Brent M. Longnecker	11,777,402	588,347
Scot J. Luther	11,784,979	580,527

No broker non-votes were cast in the election of directors.

Item 7.01.  Regulation FD Disclosure.

At the conclusion of the Annual Meeting, the Company made a presentation regarding the Company’s publicly-disclosed business strategy and operating results (the “Presentation”). The Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Company believes that certain statements in the Presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Company Presentation Dated May 19, 2010

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmREIT, INC.

Date: May 21, 2010	By:	/s/ Chad C. Braun
Chad C. Braun Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Company Presentation Dated May 19, 2010